Exhibit 99.1

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2 Largest financial institution headquartered in the Inland Empire region of Southern California Serves 41 cities with 45 business financial centers and 5 commercial banking centers throughout the Inland Empire, LA County, Orange County and the Central Valley of California Strong credit culture and underwriting integrity remain paramount at CVB NPA's / Loans & OREO: 2.04% LLR / NPL's: 156% Texas Ratio: 10.9% Total Assets: $6.7 Billion Net Loans: $4.0 Billion Total Deposits (Including Repos): $4.9 Billion Tang. Common Equity: $570.4 Million Market Capitalization $918 Million Source: Q4 2009 earnings release & company filings; Texas Ratio = (NPA's + 90 days delinquent) / (Reserves + Tang. Common Equity) Operating Highlights Financial Highlights 12/31/09 Financial Highlights 12/31/09 2

3 Existing Locations Commercial Banking Centers Business Financial Centers New Business Financial Centers (SJB) 45 Business Financial Centers 5 Commercial Banking Centers

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1974 Chino Valley Bank formed 1981 CVB Financial Corp. (holding company formed) 1996 Chino Valley Bank becomes Citizens Business Bank 2001 CVB Financial listed on NASDAQ ("CVBF") 5

6 "The vision of CVB Financial Corp. is to be recognized as the premier relationship financial institution for businesses and professionals in California with earnings growth of 15.0% a year, a return on equity of 20.0% and a return on assets of 1.35%."

Branch Name Year Opened 12/31/09 Assets Chino 1974 $281,459 Corona 1977 $145,538 Upland 1980 $131,360 Ontario 1980 $94,620 Colton 1984 $36,639 Ontario Airport 1987 $250,386 Riverside 1990 $88,090 Tri-City 1990 $326,446 Glendale 1999 $106,661 Bakersfield 2001 $52,643 Fresno 2003 $162,020 Madera 2005 $27,854 Total: $1,703,716 In Thousands

Bank Name Date Acquired Total Assets (Acquisition) Total Assets (12/31/09) # of Locations (Acquisition) # of Locations (Current) Lloyds Bank (Branch) 1983 $8,000 $130,881 1 1 El Dorado Bank (Branch) 1986 $25,000 $174,958 1 1 Independent National Bank 1986 $27,000 $130,740 1 1 Huntington Bank 1987 $37,000 $253,396 2 2 Fontana National Bank 1993 $26,000 $33,424 1 1 Mid-City Bank 1993 $20,000 $97,628 1 1 Western Industrial National Bank 1994 $44,000 $100,254 1 1 Pioneer Bank 1994 $53,000 $58,858 1 1 Vineyard Bank (Branch) 1995 $4,000 $64,387 1 1 Citizens Bank of Pasadena 1996 $112,000 $465,844 4 3 Orange National Bank 1999 $250,000 $397,680 6 6 Kaweah National Bank 2003 $99,000 $170,715 4 4 Western Security Bank 2003 $152,000 $226,170 1 1 Granite State Bank 2005 $111,000 $103,841 2 2 (in thousands) Total: $968,000 $2,408,776 27 26

9 80,000 70,000 60,000 50,000 40,000 30,000 20,000 10,000 0 Net Income After Tax Total Assets

10 One dollar invested on February 11, 1975, with dividends reinvested, would be valued at $554.35 as of December 31, 2006. $1 $1

11 Ontario, California, June 2, 2006 George A. Borba, Chairman of the Board of CVB Financial Corp. (NASDAQ:CVBF), today announced the appointment of Christopher D. Myers as President and Chief Executive Officer of CVB Financial Corp. and its wholly owned subsidiary, Citizens Business Bank. The appointment will become effective August 1, 2006. Myers will also join the Board of Directors of both CVB Financial Corp. and Citizens Business Bank at that time. 11 11

12 Positives Strong credit culture and underwriting Good geographic presence Customer-driven: 'service' oriented bank Board ownership over 20% Excellent earnings history Internal discipline: well-run organization Solid leadership team

13 (in millions) 12/31/06 Total Assets $6,094 Total Deposits includes REPO's $3,501 Securities $2,583 Borrowings $2,045 Loan Loss Reserves/Loans .90% Net Loan Charge-offs ($2) Tier 1 Tangible Ratio 5.8% Tier 1 Leverage Ratio 7.8% Total Risk Based Capital 13.0%

14 --Areas of Concern-- Leveraged securities portfolio = 42% of assets (80% debt financed) Liability sensitive balance (securities, fixed rate CRE loans) Modest capital Low loan loss reserves Seasoned, but mature executive team Some 'transactional' lending: mortgage pools, CRE, construction loans, municipal leasing Board ownership -> unwilling to dilute Dependant on net interest income

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16 Citizens Business Bank will become the dominant financial services company operating throughout the state of California, servicing the comprehensive financial needs of the premiere businesses (and their principals) with annual sales/revenues of $1 million to $200 million.

17 The best privately-held and/or family-owned businesses throughout California Annual revenues of $1-200 million Top 25% in their respective industry Full relationship banking Build 20-year relationships

Acquisitions 18 --Banks-- --Trust- -

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Transforming Lenders into Relationship Bankers Training & Re-Training Firing & Hiring 20

21 21 Relationship Manager (Bank) Property Management Real Estate Banking International Treasury Services Specialty Banking Construction Lending CitizensTrus t Bankcard SBA Citizens Home Loans Mortgage Brokerage Title Escrow Marketing CFS Governmen t Services Deposit Services Wealth Management Trust Financial Consultants Healthcare Services Professional Services Not for Profit Quarterback Strategy "Our Offense" Customer

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23 Commercial Banking Centers Specialty Banking Group CitizensTrust

24 Focus exclusively on businesses with annual revenues of $10 million or greater. Focus on seven-figure deposit and loan relationships (or higher). Located on an 'upstairs' floor of a mid-rise office building with other business professionals (CPA Firms, Law Firms, etc.). Office building location must be adjacent to concentrations of manufacturers, wholesalers, etc.

25 Focus on Deposit Rich Industries Exclusive sales force with specialists in each area (Property Management, Non-profit, etc) Value added: does not compete with branches

26 As of 12/31/09

27 --Strategy-- Build infrastructure via new hires Chris Walters, EVP Sean Kraus, SVP & Chief Investment Officer Six new 'sales' hires Build infrastructure via expanded product offerings Open architecture Life Insurance/Annuities, etc. Acquire RIA's

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FDIC - Assisted Trust/Wealth Management Good Banks?? 29

Bank Name Date Acquired Geographic Market # of Locations Total Assets (12/31/09) First Coastal Bank June 2007 South Bay 4 /3 $120,814 San Joaquin Bank October 2009 Kern County 5/4 $666,521 (000's) Total: $787,335 Trust Acquisitions --None--

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32 (in millions) 12/31/06 12/31/09 Total Assets $6,094 $6,740 Total Deposits includes REPO's $3,501 $4,924 Securities $2,583 $2,112 Borrowings $2,045 $1,003 Loan Loss Reserves/Loans .90% 3.02% Tier 1 Tangible Ratio 5.8% 8.3% Tier 1 Leverage Ratio 7.8% 9.5% Total Risk Based Capital 13.0% 16.3%

33 (000's) Net Income After Taxes Provision For Loan Losses

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December 2008 $130MM TARP July 2009 $132MM Capital Raise September 2009 TARP Repayment & Warrant Repurchase October 2009 Acquired San Joaquin Bank 35

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37 (in millions)

38 Advantages Most inexpensive means of acquiring capital (i.e. least dilutive to shareholders) Strengthen Capital Ratios: 'Fortress' Balance Sheet Provides additional capital to be used for expansion purposes Public Perception Disadvantages CVBF cannot repurchase its own stock (without government permission) CVBF cannot increase dividend payment (without government permission) Public Perception Broad powers of U.S. Treasury to alter agreement (impact unknown) Executive compensation restrictions

December 2008 $130MM TARP July 2009 $132MM Capital Raise September 2009 TARP Repayment & Warrant Repurchase October 2009 Acquired San Joaquin Bank 39

Strengthens CVBF's tangible common equity position Gives CVBF flexibility to redeem its TARP and eliminate 50% of associated warrants Eliminates strategic restriction and negative stigma of government ownership Positions CVBF to be opportunistic Support organic growth Attract talented employees from dislocation in the market Acquisitions Flexibility to repurchase our stock 40

Issuer CVB Financial Corp. (NASDAQ:CVBF) Type of Security Follow - on Common Equity Transaction Size $132.5 Million # of Shares Issued 22.7 Million Offering Price $5.85 Use of Proceeds Redemption of TARP (Sept. 2, 2009) Co-Bookrunner Keefe, Bruyette & Woods, Inc. Co-Bookrunner Sandler O'Neill + Partners, L.P 41

42 $9.95 01/22/10 $9.84 01/2/08 $11.68 TARP 12/2008 $5.85 Offering Price 07/21/09 $15.01 09/19/08 $6.14 07/20/09

43 Elimination of $6.5MM annual dividend requirement Elimination of 50% of warrants

44 Source: United States Department of the Treasury CVB paid $1.307 million for the warrant held by Treasury which entitled the holder of the warrant to purchase 834,761 shares of CVBF at a strike price of $11.68 per share. The warrant had an expiration date of December 5, 2018. CVB Financial Corp Fair Market Value Estimates of Treasury's Warrant Position $1,800 $1,800 $1,800 $1,800 $1,800 $1,800 $1,800 $1,800 Final Bid - $1,307,000 First Bid - $1,002,000 Market Quotes Third Party Model Valuation $ in Thousands Value Estimate Low High Estimate Details Market Quotes $551 $1135 $917 Three Market Indications Third Party $785 $1436 $1110 Binomial Option model adjusted for American style options Model Valuation $993 $1711 $1349 Binomial Option model adjusted for American style options

(86.59) (82.54) % Discount to Face Value* CVB Financial Corp. Peer Median Source: United States Department of the Treasury Group median represents Banks who repurchased warrants in 2009 and completed a qualified equity offering *Warrants outstanding are cut in half following a qualified equity offering, in turn value of warrants is cut in half Warrant Repurchase Value as a % Discount to Face Value

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December 2008 $130MM TARP July 2009 $132MM Capital Raise September 2009 TARP Repayment & Warrant Repurchase October 2009 Acquired San Joaquin Bank 47

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50 (in thousands)

How we Graded Them Since Acquisition 51

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Loss sharing threshold of $144 million FDIC reimburses 80% of losses up to $144 million and 95% of any losses over threshold SJB assets acquired at a $57.6 million discount (2x loss sharing) 53

Source: KBW Research, SNL Financial and FDIC. Bid includes aggregate deposit premium netted against the asset discount. Includes all FDIC Assisted Transactions which had a California Based Acquirer

55 (in thousands)

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57 Capital and strong Loan Loss Reserves are paramount Strong, disciplined credit underwriting/credit culture Don't rely on wholesale funding; drive low-cost deposits Acquire the customers....don't depend on loss sharing Multiple forms of growth (don't depend on one) Same Store Sales DeNovo Acquisitions Control your destiny; 'earn' your independence from the government Focus on relationships not transactions Long-term strategy Build Fee Income

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